UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2013

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2013, Alterra Capital Holdings Limited ("Alterra"), together with two of its wholly-owned subsidiaries, Alterra Bermuda Limited ("Alterra Bermuda") and Alterra Reinsurance USA Inc., entered into an amendment (the "First Amendment") to that certain Credit Agreement, dated as of December 16, 2011, with various financial institutions as lenders and Bank of America, N.A. as administrative agent, fronting bank, and letter of credit administrator for the lenders (the "2011 Senior Credit Facility").

The First Amendment principally provides for the consent of the lenders under the 2011 Senior Credit Facility to a merger of Commonwealth Merger Subsidiary Limited ("Merger Sub"), a wholly owned subsidiary of Markel Corporation ("Markel"), with and into Alterra with Alterra Capital as the surviving company and a direct, wholly-owned subsidiary of Markel (the "Merger") pursuant to the Agreement and Plan of Merger dated as of December 18, 2012 (the "Merger Agreement") among Alterra, Markel and Merger Sub. In addition, the First Amendment also provides for (i) a reduction in the aggregate commitments of the lenders under the 2011 Senior Credit Facility from $1.1 billion to $900 million and (ii) the amendment to certain terms of the 2011 Senior Credit Facility to cover Markel and its subsidiaries. The effectiveness of the amendments to the terms of the 2011 Senior Credit Facility set forth in the First Amendment is contingent upon the consummation of the Merger.

On February 11, 2013, Alterra Bermuda Limited, a wholly-owned subsidiary of Alterra, entered into a twelfth amendment and first consent (the "Amendment No. 12 and Consent No. 1") to that certain Credit Agreement (as previously amended, the "2006 Credit Agreement"), dated as of December 21, 2006, between Alterra Bermuda Limited and The Bank of Nova Scotia.

The Amendment No. 12 and Consent No. 1 principally provides for (a) the consent of The Bank of Nova Scotia to Alterra’s entry into the Merger Agreement and the Merger and (b) the amendment to certain terms of the 2006 Credit Agreement to cover Markel and its subsidiaries. The effectiveness of the amendments to the terms of the 2006 Credit Agreement set forth in the Amendment No. 12 and Consent No. 1 is contingent upon the consummation of the Merger.

The foregoing summaries are qualified in their entirety by reference to the First Amendment and Amendment No. 12 and Consent No. 1, copies of which are attached hereto as Exhibits 10.1 and 10.2 respectively.

Item 8.01 Other Events.

(i) On February 8, 2013, pursuant to Section 6.2(d) of the Merger Agreement, Alterra formally notified Markel that K. Bruce Connell and Michael O’Reilly were designated by the Company for consideration by the Nominating/Corporate Governance Committee of Markel to join Markel’s board of directors.

The appointment of Messrs. Connell and O’Reilly to the Markel board of directors would, if approved by the Nominating/Corporate Governance Committee and the full board of Markel, be contingent upon the closing of the Merger.

(ii) On February 8, 2013, a putative class action lawsuit was filed in the United States District Court for the Southern District of New York regarding the Merger. The complaint, purportedly filed on behalf of shareholders of Alterra, accuses Alterra, its board, Markel and Merger Sub of, among other things, violations of the securities laws and the Bermuda Companies Act. The complaint seeks, among other things, to enjoin the defendants from completing the Merger as currently contemplated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 1 dated February 7, 2013 to the Credit Agreement among Alterra Capital Holdings Limited, Alterra Bermuda Limited and Alterra Reinsurance USA, as borrowers, various financial institutions as lenders, Bank of America, N.A., as administrative agent, fronting bank and letter of credit administrator.

10.2 Amendment No. 12 to Credit Agreement and Consent No. 1 dated February 11, 2013 to the Credit Agreement with The Bank of Nova Scotia.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Alterra and Markel, both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Alterra and Markel, please refer to their respective Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the Securities Exchange Commission (“SEC”). These documents are also available free of charge, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136. Neither Alterra nor Markel undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Alterra’s and Markel’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Alterra’s or Markel’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Alterra, Markel or any other person that Alterra’s or Markel’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth in Alterra’s and Markel’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Alterra and Markel.

* * * * *

Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Alterra or Markel or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus of Markel and Alterra that has been filed with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT:

This filing relates to a proposed merger between Alterra and Markel. On December 27, 2012, Markel filed with the SEC a registration statement on Form S-4, and on January 18, 2013, Markel and Alterra each filed the definitive joint proxy statement/prospectus. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Markel or Alterra filed or may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Alterra, by directing a request to Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136.

PARTICIPANTS IN THE SOLICITATION:

Alterra and Markel and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both Alterra’s and Markel’s shareholders in favor of the proposed transaction. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual meeting of shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

February 11, 2013	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 dated February 7, 2013 to the Credit Agreement among Alterra Capital Holdings Limited, Alterra Bermuda Limited and Alterra Reinsurance USA, as borrowers, various financial institutions as lenders, Bank of America, N.A., as administrative agent, fronting bank and letter of credit administrator.
10.2	Amendment No. 12 to Credit Agreement and Consent No. 1 dated February 11, 2013 to the Credit Agreement with The Bank of Nova Scotia.